Statutory Prospectus Supplement dated February 28, 2011
The purpose of this mailing is to provide you with changes to the current Statutory Prospectus for Class A, B, C and Y shares of the Fund listed below:
Invesco Van Kampen Equity Premium Income Fund
The information appearing in the second paragraph under the heading “Other Information — Limited Fund Offering” is deleted in its entirety and replaced with the following:
“All investors who are invested in the Fund as of the date on which the Fund closed to new investors and remain invested in the Fund may continue to make additional investments.”